                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

      Each of the undersigned officers and directors of Applied Innovation Inc., a Delaware corporation (the "Company"), hereby appoints Gerard B. Moersdorf, Jr., Robert L. Smialek, and Curtis A. Loveland as his true and lawful attorneys-in-fact, or any of them, with power to act without the other, as his true and lawful attorney-in-fact, in his name and on his behalf, and in any and all capacities stated below, to sign and to cause to be filed with the Securities and Exchange Commission the Company's annual report on Form 10-K, for the fiscal year ended December 31, 2001, and any and all amendments thereto, hereby granting unto said attorneys, and to each of them, full power and authority to do and perform in the name and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as each of the undersigned could or might do in person, hereby granting to each such attorney full power of substitution and revocation, and hereby ratifying all that either such attorney or his substitute may do by virtue hereof.

      IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney in counterparts if necessary, effective as of March 18, 2002.

DIRECTORS/OFFICERS:

                  Signature                                    Title
                  ---------                                    -----
/s/ Gerard B. Moersdorf, Jr.                   Chairman of the Board and Founder
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       Gerard B. Moersdorf, Jr.

/s/ Robert L. Smialek                          Chief Executive Officer, President and Director
----------------------------------------       (Principal Executive Officer)
         Robert L. Smialek

/s/ Michael P. Keegan                          Vice President, Chief Financial Officer
----------------------------------------       and Treasurer
         Michael P. Keegan                     (Principal Financial and Accounting Officer)

/s/ Michael J. Endres                          Director
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         Michael J. Endres

 /s/ Thomas W. Huseby                          Director
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         Thomas W. Huseby

 /s/ William H. Largent                        Director
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         William H. Largent

/s/ Curtis A. Loveland                         Director
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         Curtis A. Loveland

/s/ Gerard B. Moersdorf, Sr.                   Director
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         Gerard B. Moersdorf, Sr.

/s/ Richard W. Oliver                          Director
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         Richard W. Oliver

/s/ Alexander B. Trevor                        Director
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         Alexander B. Trevor